UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

401 Park Avenue South, New York, New York 10016

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (212) 725-7965

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Explanatory Note

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Explanatory Note

           As previously reported in a Current Report on Form 8-K filed on September 14, 2006 (the “Initial Filing”), on September 13, 2006, HMS Holdings Corp. (the “Company”) and its wholly owned subsidiary, Health Management Systems, Inc., completed the acquisition of the assets used exclusively or primarily in the Benefit Solutions Practice Area (BSPA) of Public Consulting Group, Inc. This Amendment No. 1 amends the Initial Filing to include the historical financial statements of BSPA and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

           The following financial statements of BSPA are being filed with this report as Exhibit 99.5 and are incorporated herein by reference:

1)	Report of Certified Public Accountant

2)	Comparative Balance Sheets as of June 30, 2006 and June 30, 2005

3)	Comparative Statements of Income and Retained Earnings for the years ended June 30, 2006 and June 30, 2005

4)	Comparative Statements of Cash Flows for the years ended June 30, 2006 and June 30, 2005

5)	Notes to Financial Statements as of June 30, 2006 and June 30, 2005

6)	Report of Certified Public Accountant

7)	Comparative Balance Sheets as of June 30, 2005 and June 30, 2004

8)	Comparative Statements of Income and Retained Earnings for the years ended June 30, 2005 and June 30, 2004

9)	Comparative Statements of Cash Flows for the years ended June 30, 2005 and June 30, 2004

10)	Notes to Financial Statements as of June 30, 2005 and June 30, 2004

(b) Pro Forma Financial Information

           The following pro forma financial information is being filed with this report as Exhibit 99.6 and is incorporated herein by reference:

1)	Unaudited pro forma combined consolidated statements of income for the nine months ended September 30, 2006 and the year ended December 31, 2005

2)	Notes to unaudited pro forma combined consolidated financial statements

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2006
By: /s/ Thomas G. Archbold
Thomas G. Archbold
Chief Financial Officer
(Principal Financial Officer
and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Neal A. Price & Company, LLP

99.1	Amendment No. 1 to Asset Purchase Agreement, dated as of September 13, 2006, by and among HMS Holdings Corp., Health Management Systems, Inc. and Public Consulting Group, Inc. *

99.2	Master Teaming Agreement, dated as of September 13, 2006, by and between Health Management Systems, Inc. and Public Consulting Group, Inc. *

99.3	Credit Agreement, dated as of September 13, 2006, among HMS Holdings Corp., the Guarantors named therein, the Lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, J. P. Morgan Securities, Inc., as sole lead arranger and sole bookrunner, Bank of America, N.A., as syndication agent and Citizens Bank of Massachusetts, as documentation agent. *

99.4	Press release dated September 13, 2006 announcing the closing of the acquisition of the BSPA Assets. *

99.5	Financial statements listed in Item 9.01(a).

99.6	Pro forma financial information listed in Item 9.01(b).

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed September 14, 2006